2019 J.P. Morgan Healthcare Conference Mark Tarr, President and Chief Executive Officer January 8, 2019

Forward-looking statements The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Encompass Health’s current outlook, views and plans with respect to future events, including legislative and regulatory developments, strategy, capital expenditures, acquisition and other development activities, cyber security, dividend strategies, repurchases of securities, effective tax rates, financial performance, financial assumptions, business model, balance sheet and cash flow plans, disintermediation, and shareholder value-enhancing transactions. These estimates, projections and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. Encompass Health undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2017, Form 10-Q for the quarters ended March 31, 2018, June 30, 2018, and September 30, 2018, and in other documents Encompass Health previously filed with the SEC, many of which are beyond Encompass Health’s control, that may cause actual events or results to differ materially from the views, beliefs and estimates expressed herein. Note regarding presentation of non-GAAP financial measures The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. The Company’s Form 8-K, dated January 7, 2019, to which the following presentation is attached as Exhibit 99.1, provides further explanation and disclosure regarding Encompass Health’s use of non-GAAP financial measures and should be read in conjunction with this presentation. Schedules that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States are included in that Form 8-K. Encompass Health 2

Company overview Encompass Health 3

Company overview - Inpatient Rehabilitation Encompass Health 4

Company overview - Home Health and Hospice Encompass Health 5

Clinical collaboration in overlap markets Improving the patient experience and reducing total costs through integrated care delivery Encompass Health IRF discharges to: EHC Home Health Non-EHC Home Health 28.7% 34.3% Collaboration rate Collaboration rate 4,395 5,323 560 Basis points year-over-year increase Near-term goal = 81 of the Company's IRFs 35% - 40% have an EHC home health 10,917 10,212 location within the service area. Q3 2017 Q3 2018 Encompass Health 6

Preliminary Q4 2018 results

- **Preliminary and subject to change**
- **Earnings Release scheduled for February 7, 2019**

Q4 2018

▶ Operating Metrics

- IRF discharge growth of 3.5%; same store = 1.8%
  - ✓ same-store discharge growth negatively impacted by ~50 basis points due to ongoing effects of Hurricane Michael on operations in Panama City, Florida
- Home health admissions growth of 10.6%; same store = 5.4%
- Clinical collaboration rate of 34.9%, a 320 basis points increase over Q4 2017

▶ Expansion Activity

- Began operating new 68-bed inpatient rehabilitation hospital in Winston-Salem, North Carolina, a joint venture with Novant Health, Inc.
- Added four home health locations in Alabama, Massachusetts and South Carolina and two hospice locations in Alabama and Texas

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Updated 2018 guidance 2018 2018 previous guidance updated guidance Net operating revenues Net operating revenues $4,250 million to $4,300 million $4,260 million to $4,280 million Adjusted EBITDA Adjusted EBITDA $880 million to $890 million $890 million to $895 million Adjusted earnings per share Adjusted earnings per share from continuing operations from continuing operations attributable to Encompass attributable to Encompass Health Health $3.55 to $3.63 $3.62 to $3.66 Encompass Health 8

2018 Highlights FINANCE (2018 Updated Guidance Ranges) Net operating revenues Adjusted EBITDA Adjusted EPS Free cash flow $4.26 to $4.28 $890 to $895 million $3.62 to $3.66 $480 to $505 million billion GROWTH Opened Expanded existing Acquired or opened 4 new hospitals 23 home health Acquired 22 hospice hospitals by 26 beds locations locations OPERATIONAL INITIATIVES Completed Increased rebranding and Enhanced data clinical Piloted name change analytics collaboration post-acute solutions CAPITAL STRUCTURE Reduced Continued leverage shareholder below 3.0x distributions Encompass Health 9

Rebranding and name change The Company’s rebranding and name change reinforce its existing strategy and position as an integrated provider of inpatient and home-based care. JULY 2017 APRIL 2018 OCT. 2018 Announced Phase 1 field asset Phase 3 field asset planned conversions conversions name change As of January 1, 2019, all of the Company’s JAN. 2018 JULY 2018 JAN. 2019 hospitals and home Legally changed Phase 2 field asset Phase 4 field asset health and hospice name and conversions conversions; stock ticker to transition locations have been Encompass Health complete transitioned to the Corporation (EHC) Encompass Health brand. Encompass Health 10

2019 Priorities GROWTH Home health Hospice Hospitals locations locations OPERATIONAL INITIATIVES Further Transition to Increase Build stroke develop CARE Tool Prepare for Implement clinical market post-acute payment PDGM RCD collaboration share solutions system CAPITAL STRUCTURE Consider Continue Maintain flexibility opportunistic shareholder refinancings distributions Encompass Health 11

Building stroke market share

Leveraging our:
- strategic partnership with the AHA/ASA
- clinical collaboration
- joint commission certifications

Encompass Health. | American Heart Association | American Stroke Association



~800,000
Strokes per year in the U.S.
~130,000
Deaths from stroke
~31,000
Strokes treated in EHC IRFs
~639,000 strokes
EHC's 3-year stroke CAGR is ~6%.

112 EHC IRFs hold stroke-specific certifications.

Continue to increase market share by focusing on IRF-eligible stroke patients going to SNFs and non-EHC IRFs

Stroke cases account for ~1/3 of EHC's Medicare Advantage volume.

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Post-acute solutions

Our post-acute solutions will leverage our clinical expertise, large post-acute datasets, EMR technologies, and strategic partnerships to drive improved patient outcomes and lower cost of care across the entire post-acute episode.

2018

- Modified and implemented Cerner's HealtheCare module; created a longitudinal patient record to manage patients across the post-acute continuum
  - piloting in Tyler, Texas
- Deployed ReAct in all of our hospitals
- Developed 90-day post-acute readmission prediction model
  - piloting in Tyler, Texas and Petersburg, Virginia
- Began utilizing care navigators to follow a patient throughout an episode of care

2019

- Refine 90-day post-acute readmission prediction model; deploy to additional EHC hospitals
- Design and implement post-acute care clinical decision support tools
- Design and implement quality reporting tool for building preferred provider networks
- Create a provider hub to automate market analysis tools for quality reporting across episodes
- Use Medalogix for home health care plan optimization and to reduce emergency room visits and hospital readmissions

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Inpatient Rehabilitation: Transition to CARE Tool payment system Background Elimination of FIM™ Functional Assessment items from IRF-PPS Ÿ Effective October 1, 2019, CMS will replace the FIM™ functional assessment measures with the CARE Tool measures for reporting and payment purposes. Ÿ This change will require CMS to make substantial changes to the CMGs, relative weights and average length of stay values for the IRF-PPS, likely impacting Medicare revenue per discharge for certain cases. Transition to CARE Tool payment system Ÿ Provide feedback to CMS on potential effects of care assessment measures on CMGs, relative weights and average length of stay Ÿ Continue education of hospital staff on CARE Tool utilization, including documentation requirements Ÿ Monitor FIM™ assessment to CARE Tool assessment comparative measures to ensure consistent representation of patients’ functional status Encompass Health 14

Home Health: Patient Driven Groupings Model (PDGM)

Background

Move to the Patient-Driven Groupings Model

- Effective January 1, 2020, PDGM will:
  - move from 60-day episodes for payment to 30-day payment periods;
  - rely more heavily on clinical characteristics; and
  - eliminate therapy service use thresholds in case-mix adjustments.
- To achieve budget neutrality, CMS assumed behavioral changes will offset a 6.4% reduction in the base rate.

Home Health PDGM Preparation Strategies

- Pursue legislative avenues to require CMS to use observed (vs. assumed) behavior changes to achieve budget neutrality
- Provide feedback to CMS on magnitude and timing of assumed behavioral changes.
- Ensure productivity levels are realized for full-time staff
- Optimize acuity-scaled care planning
- Maximize the economies generated by scale and density
- Utilize technology to drive incremental efficiencies

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Home Health: Review Choice Demonstration (RCD) Background Start of the Review Choice Demonstration Ÿ Scheduled to begin no earlier than December 10, 2018; has not yet started; expected to begin in early 2019 in Illinois with a staggered implementation Ÿ Gives three choices to providers - 100% pre-claim review - 100% post-payment review - Minimal post-payment review with a 25% payment reduction for all Medicare home health services Review Choice Demonstration Preparation Ÿ Reviewed all documentation requirements Ÿ Implemented system features to make electronic submission easier Ÿ Continue to work with physicians to ensure consistency between their supporting documentation and our supporting documentation Ÿ Add administrative resources as staggered implementation occurs Ÿ Apply learnings from our Illinois locations that successfully navigated PCRD with an affirmation rate in excess of 90% Encompass Health 16

Proven Track Record Period Adj. EBITDA % Change History Ending R E MMSEA* Q1-09 Final Establishment Q2-09 C Q3-09 E of IRF 60% Rule Q4-09 S Q1-10 S I Medicare Price Rollback Q2-10 and 18-Month Freeze Q3-10 O Q4-10 N We posted a Q1-11 Q2-11 1st Medicare IRF Price Q3-11 Increase Since 2007 year-over-year Q4-11 Q1-12 CMS Implemented New Q2-12 increase in Q3-12 Coverage Criteria for Q4-12 IRF Admissions Adjusted EBITDA Q1-13 Q2-13 Patient Protection and Q3-13 Affordable Care Act Q4-13 in Q1-14 (PPACA) of 2010 Q2-14 Signed Into Law Q3-14 38 of the last 39 Q4-14 Q1-15 IRF Price Increase: Q2-15 Less PPACA Adjustment quarters Q3-15 Q4-15 Q1-16 despite these Q2-16 Q3-16 Sequestration Began Q4-16 challenges. Q1-17 Q2-17 Q3-17 Home Health Q4-17 Q1-18 Rebasing Cuts Began Q2-18 Q3-18 -5 0 5 10 15 20 25 30 35 40 Year-over-Year Percent Change Encompass Health * Medicare, Medicaid, and State Children's Health Insurance Program Extension Act of 2007 17

Guidance 2018 2019 updated guidance preliminary guidance Net operating revenues Net operating revenues $4,260 million to $4,280 million $4,500 million to $4,600 million Adjusted EBITDA Adjusted EBITDA $890 million to $895 million $925 million to $945 million Adjusted earnings per share Adjusted earnings per share from continuing operations from continuing operations attributable to Encompass attributable to Encompass Health Health $3.62 to $3.66 $3.71 to $3.85 Encompass Health 18

2019 Guidance considerations

Inpatient Rehabilitation

- Estimated 1.2% increase in Medicare pricing for Q1 through Q3 and estimated 2.4% increase for Q4
  - Transition to CARE Tool may negatively impact Q4 pricing
- Salary increase of approx. 3.0%; benefits increase of approx. 6.0% to 8.0%
- Revenue reserve (formerly bad debt expense) of 1.4% to 1.6% of net operating revenues
- Panama City hospital expected to run at lower capacity in 2019
- Administrative costs related to transition to CARE Tool payment system

Home Health and Hospice

- Estimated 1.5% net Medicare pricing increase for CY 2019
- Salary increase of approx. 3.0%; benefits increase of approx. 6.0% to 8.0%
- Inclusive of home health and hospice acquisitions in 2019
- Administrative costs related to the Review Choice Demonstration program and preparation for PDGM

Consolidated

- Investments of $3 million to $5 million in strategic initiatives, including post-acute solutions
- Diluted share count of ~100 million shares
- Tax rate of ~27%
- Adoption of new lease accounting standard is expected to result in a gross-up of fixed assets and corresponding liabilities of $300 million to $400 million and is not expected to have a material impact on our income statement or statement of cash flows.

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Adjusted free cash flow assumptions Certain cash flow items 2018 2019 (millions) Estimates Assumptions • Cash interest expense (net of amortization of debt ~$144 $145 to $155 discounts and fees) • Cash payments for taxes, net of refunds ~$116 $140 to $150 • Working capital and other ($0 to $20) $30 to $50 • Maintenance CAPEX ~$150 $160 to $170 • Adjusted free cash flow $480 to $505 $400 to $470 Encompass Health 20

Free cash flow priorities

(In Millions)

	2018 Estimates	2019 Assumptions
Growth in core business		
IRF bed expansions	~$25	$40 to $50
New IRFs		
- De novos	~80	85 to 115
- Acquisitions	-	opportunistic
- Replacement IRFs and other	~25	90 to 110
New home health and hospice acquisitions	~143	50 to 100
	~$273	$265 to $375, excluding IRF acquisitions
Debt reduction		
Debt redemptions (borrowings), net	~$64	opportunistic
Shareholder distributions		
Cash dividends on common stock	~$101	~$108
Purchase of Home Health Rollover shares and exercise of SARs	~65	TBD
Common stock repurchases	-	opportunistic
	~$166	$TBD

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Strong and sustainable business fundamentals Attractive healthcare sectors Industry leading positions Cost-effectiveness Real estate ownership Financial strength Growth opportunities Encompass Health 22

Committed to delivering high-quality, cost-effective care across the post-acute continuum